UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Utah Avenue, Suite 150, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	The registrant’s common stock trades exclusively on the OTCQX® Best Market under the symbol “VXRT.”

Item 8.01. Other Events.

On May 19, 2026, Vaxart, Inc. (the “Company”) issued a letter to shareholders highlighting the Company’s clinical and operational progress, strategic priorities and commitment to long-term value creation and urging Vaxart shareholders to support the six director nominees nominated by the Company’s Board of Directors at the Company’s upcoming 2026 Annual Meeting of Stockholders (the “Annual Meeting”). In the letter, the Company also addresses the nomination by a shareholder of three dissident director candidates for election at the Annual Meeting. A copy of the Company’s letter to shareholders and press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has scheduled the Annual Meeting for July 16, 2026 and will file today its preliminary proxy statement and related materials with the Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting. The Company will publish additional details regarding the Annual Meeting in its definitive proxy statement for the Annual Meeting.

Shareholders are encouraged to visit Vote.Vaxart.com for additional information on Vaxart’s value creation strategy, its Board of Directors, and the Annual Meeting.

In order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement and proxy card for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any such proposal must be delivered to, or mailed to and received by, the Company’s Corporate Secretary at its corporate office at 310 Utah Avenue, Suite 150, South San Francisco, California 94080, no later than 5:00 p.m. (Eastern Time) on May 29, 2026, prior to the time before the Company expects to print and send its proxy materials for the Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting. The deadline for shareholder nominations for director nominees to be considered for election at the Annual Meeting pursuant to and in compliance with the advance notice provisions of the Company’s Amended and Restated Bylaws has passed. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of such director nominees other than the Company’s nominees at the Annual Meeting must provide notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act, postmarked to the Corporate Secretary at the address provided above or emailed to the Corporate Secretary, no later than May 29, 2026.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026	VAXART, INC.

/s/ Steven Lo
Steven Lo
President and Chief Executive Officer

2